STOCK OPTION AGREEMENT

                  THIS STOCK OPTION AGREEMENT, dated as of September 15, 1996 (the "Agreement"), is made and entered into by and between City National Corporation, a Delaware corporation ("CNC"), and
Ventura County National Bancorp, a California corporation
("VCNB").

                  WHEREAS, CNC and VCNB are concurrently herewith entering into an Agreement and Plan of Merger with respect to a business combination of CNC and VCNB (the "Merger Agreement");
and

                  WHEREAS, as a condition to its willingness to enter into the Merger Agreement, CNC has requested that VCNB agree, and in order to induce CNC to enter into the Merger Agreement, VCNB has agreed, to grant an option to CNC to purchase certain shares of common stock, no par value, of VCNB (the "VCNB Common Stock");

                  NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound, the parties hereto agree as follows:

         1. GRANT OF OPTION. VCNB hereby grants to CNC an irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 1,836,516 fully paid and nonassessable shares (the "Option Shares") of VCNB Common Stock, exercisable as set forth herein by payment of the Option Price, as defined in
Section 4 hereof. The number of shares of VCNB Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as set forth herein.

         2.       EXERCISE OF OPTION.

                  (a) CNC may, subject to the provisions of this Section 2 and subject to the conditions of exercise contained in Section
3 hereof, exercise the Option, in whole or in part, at any time following the occurrence of an Exercise Event, but prior to the Expiration Date (as defined in Section 3 hereof).

                  (b) Notwithstanding any other provision of this Agreement to the contrary, in no event shall CNC purchase under the terms of this Agreement that number of Option Shares which have a Spread Value in excess of $2,000,000. In the event the Spread Value exceeds $2,000,000 the number of Option Shares which CNC is entitled to purchase at the Closing Date shall be reduced to the extent required such that the Spread Value following such reduction is equal to or less than $2,000,000.

         3.       CONDITIONS OF EXERCISE; EXPIRATION.

                  (a) It shall be a condition to CNC's exercise of the Option that, at the time of such exercise (i) CNC is not in breach in any material respect of any covenant or obligation set forth in the Merger Agreement and (ii) there is not in effect any preliminary or permanent injunction or other order by any court of competent jurisdiction which prevents or restrains the issuance and delivery of the Option Shares.

                  (b) The right to exercise any part of the Option not previously exercised shall expire, terminate and be of no further force and effect upon the earliest to occur of (such earliest date, the "Expiration Date") (i) the Effective Time of the Merger, (ii) the date the Merger Agreement is terminated pursuant to Sections 8.1(a) or (g); (iii) the date the Merger Agreement is terminated by VCNB or CNC pursuant to Sections 8.1(b), (c), (d),
(e) or (f) if such date is prior to the occurrence of an Exercise
Event or Preliminary Acquisition Transaction; or (iv) 18 months following the earliest to occur of (A) the date of any termination of the Merger Agreement other than as described in clauses (ii) and (iii) of this sentence or (B) the date of the first occurrence of an Exercise Event.

         4.       MANNER OF EXERCISE.

                  (a) In the event that CNC wishes to exercise the Option, in whole or in part, CNC shall send a written notice (the date of which being herein referred to as the "Notice Date") to VCNB, specifying the number of Option Shares to be purchased and a place and date not earlier than two nor later than ten business days following any such Notice Date for the closing of such purchase (the "Closing"); provided that if prior notification to or approval of the Federal Reserve Board, the Office of the Comptroller of the Currency (the "OCC") or any other regulatory agency is required in connection with such purchase, each party shall cooperate with the other in the filing of the required notice or application for approval and shall expeditiously process the same and use its reasonable best efforts, in good faith, to obtain any required approval; and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed.

                  (b) At any Closing, CNC will make payment to VCNB for the Option Shares so purchased at such date by delivery of immediately available funds to VCNB of $3.93 per Option Share
(the "Option Price"). If the Option is exercised in part only, CNC shall also deliver this Agreement to VCNB at the Closing in exchange for a new agreement duly authorized and executed by VCNB identical to this Agreement evidencing the right to purchase the remaining balance of the Option Shares.

                  (c) Upon payment of the Option Price, VCNB will immediately deliver to CNC a certificate or certificates representing such Option Shares registered in the name of CNC or its assignee or designee.

                  (d) Certificates for Option Shares delivered at a Closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

                           "The transfer of the shares represented
                           by this certificate is subject to
                           certain provisions of an agreement
                           between the registered holder hereof and the issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of the issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor."

                  It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended
(the "Securities Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if CNC shall have delivered to VCNB a copy of a letter from the staff of the Securities and Exchange Commission ("SEC"), or an opinion of counsel, in form and substance reasonably satisfactory to VCNB, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

         5.       REGISTRATION OF SHARES.

                  (a) In the event that the Option has become exercisable in accordance with Section 2 hereof, then, as promptly as practicable upon CNC's request, but, in any event, within six months from the date of CNC's request, VCNB agrees to prepare and file a registration statement ("Registration Event") under the Securities Act, and any applicable state securities laws, with respect to any proposed disposition by CNC of any or all of the Option Shares and to use its best efforts to cause such registration statement to become effective as expeditiously as possible and to keep such registration effective for a period of not less than ninety days, unless, in the written opinion of counsel to VCNB, addressed to CNC and which shall be satisfactory in form and substance to CNC and its counsel, registration is not required for such proposed disposition of the Option Shares. Notwithstanding the foregoing, VCNB shall have the right to delay (the "Delay Right") a Registration Event for a period of up to sixty (60) days in the event it receives a request from CNC to effect a Registration Event if VCNB (i) is involved in a material transaction, or (ii) determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could adversely effect or interfere with bona fide material financing plans of VCNB or would require disclosure of information, the premature disclosure of which could materially adversely affect VCNB or any transaction under active consideration by VCNB. For purposes of this Agreement, the term "material transaction" shall mean a transaction which would require VCNB to file a current report on Form 8-K with the SEC. VCNB shall have the right to exercise two (2) Delay Rights in any twelve (12) month period. All fees, expenses and charges of any kind or nature whatsoever incurred in connection with the registration of the Option Shares pursuant to this Section 5 shall be borne and paid by VCNB. VCNB shall indemnify and hold harmless CNC, its affiliates and its officers, directors, attorneys and agents from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, all out-of-pocket expenses, investigation expenses, expenses incurred with respect to any judgment and fees, charges and disbursements of counsel and accountants) arising out of or based upon any statements contained in, or omissions or alleged omissions from, each registration statement (and related prospectus) required to be filed pursuant to this Section 5.

         (b) CNC shall be limited to the benefit of two effective demand registrations as described in Section 5(a) to be requested during the three (3) years following the date of the first
Exercise Event, but shall have an unlimited number of so-called
"piggyback" registration rights. VCNB agrees to enter into a Registration Rights agreement with CNC containing customary terms, including appropriate indemnities, which shall only allow underwriters the ability to cut back the number of shares CNC seeks to have registered on pro rata basis.

         6. REPRESENTATIONS AND WARRANTIES OF VCNB. VCNB hereby represents and warrants to, and agrees with, CNC as follows:

                  (a) AUTHORITY RELATIVE TO THIS AGREEMENT. VCNB has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of VCNB and no other corporate proceedings on the part of VCNB are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by VCNB and, assuming that this Agreement has been duly and validly authorized, executed and delivered by CNC, this Agreement constitutes a valid and binding agreement of VCNB, enforceable against VCNB in accordance with its terms.

                  (b) OPTION SHARES. VCNB has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the

Expiration Date will have reserved for issuance upon exercise of the Option, 1,836,516 shares of Common Stock, each of which, upon delivery pursuant hereto, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be delivered free and clear of all claims, liens, encumbrances and security interests and not be subject to any preemptive rights. VCNB will take all necessary corporate action to authorize and reserve for issuance upon exercise of the Option such additional shares as may be required pursuant to Section 9 hereof. VCNB will not take, and will refrain from taking, any action which could have the effect of preventing or disabling VCNB from (i) delivery of the Option Shares to CNC upon exercise of the Option or (ii) from otherwise performing its obligations under this Agreement.

                  (c) CONFLICTING INSTRUMENTS; CONSENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term of the Articles of Incorporation or Bylaws of VCNB, or of any material agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to VCNB. No consent or approval by any governmental authority, other than compliance with applicable federal and state securities and banking laws, and regulations of the Federal
Reserve Board and the OCC, is required of VCNB in connection with the execution and delivery by VCNB of this Agreement or the consummation by VCNB of the transactions contemplated hereby.

                  (d) NOTICE. VCNB shall give notice to CNC promptly, but in any event within 10 days of VCNB's first obtaining knowledge of any Exercise Event or Repurchase Event.

         7. REPRESENTATIONS AND WARRANTIES OF CNC. CNC hereby represents and warrants to VCNB as follows:

                  (a) AUTHORITY RELATIVE TO THIS AGREEMENT. CNC has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of CNC and no other corporate proceedings on the part of CNC are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by CNC and, assuming this Agreement has been duly and validly authorized, executed and delivered by VCNB, this Agreement constitutes a valid and binding agreement of CNC, enforceable against CNC in accordance with its terms.

                  (b) NO DISTRIBUTION. CNC will acquire the Option Shares issued upon exercise of the Option for its own account, without a view toward the distribution thereof, and will not sell such Option Shares unless such sale is registered under the Securities Act or unless an exemption from such registration is available.

         8. NOTIFICATION OF RECORD DATE; POSTPONEMENT OF MEETING. At any time during the period that this Option may become exercisable by CNC, VCNB shall give CNC thirty business days' prior written notice of any record date, for determining the holders of record of VCNB Common Stock entitled to vote on any matter, to receive any dividend or distribution, or to receive any other benefit or right, or for any other purpose that a record date is taken or declared with respect to the VCNB Common
Stock. In the event that CNC, in accordance with this Agreement, elects to exercise the Option granted hereunder by delivery of the notice required pursuant to Section 4 after the record date set by VCNB for any shareholders' meeting, then VCNB shall, upon request by CNC, cancel the scheduled meeting and its related record date and reschedule it for a later date; provided, however, that the record date for such rescheduled meeting shall be a date that is not fewer than ten nor more than thirty business days after the cancellation of the originally scheduled shareholders' meeting.

         9.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

                  (a) In the event of any dividend, stock split, split-up, recapitalization, reclassification, combination, exchange of shares or similar transaction or event with respect to the VCNB
Common Stock, the type and number of shares or securities subject to the Option, and the Option Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that CNC shall receive, upon exercise of the Option, the number and class of shares or other securities or property that CNC would have received in respect of VCNB Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any shares of VCNB Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 9(a)), the number of shares of VCNB Common Stock subject to the Option shall be adjusted so that, after such issuance, it, together with any shares of VCNB Common Stock previously issued to CNC pursuant hereto, equals 19.9% of the number of shares of VCNB Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to this Option.

                  (b) In the event that VCNB shall, prior to the Expiration Date, enter in an agreement: (i) to consolidate with or merge into any person, other than CNC or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than CNC or one of its Subsidiaries, to merge into VCNB and VCNB shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of VCNB Common Stock shall be changed into or exchanged for stock or other securities of VCNB or any other person or cash or any other property or the outstanding shares of VCNB Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company; or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than CNC or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of CNC, of either (x) the Acquiring Corporation (as defined below), (y) any person that controls the Acquiring Corporation, or (z) in the case of a merger described in clause (ii), VCNB (in each case, such person being referred to as the "Substitute Option Issuer").

                  (c) The Substitute Option shall have the same terms as the Option, PROVIDED that, if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to CNC. The Substitute Option Issuer shall also enter into an agreement with the then-holder or holders of the Substitute
Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

                  (d) The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of shares of the VCNB Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per share of the Substitute Common Stock (the "Substitute Option Price") shall then be equal to the Option Price multiplied by a fraction in which the numerator is the number of shares of the VCNB Common
Stock for which the Option was theretofore exercisable and the denominator is the number of shares for which the Substitute
Option is exercisable.

                  (e)      The following terms have the meanings indicated:

                           (i) "Acquiring Corporation" shall mean (x) the continuing or surviving corporation of a consolidation or merger with VCNB (if other than VCNB), (y) VCNB in a merger in which VCNB is the continuing or surviving person, and (z) the transferee of all or any substantial part of the VCNB's assets (or the assets of its Subsidiaries).

                           (ii) "Substitute Common Stock" shall mean the common stock issued by the Substitute Option Issuer upon exercise of the Substitute Option.

                           (iii) "Assigned Value" shall mean the highest of
         (x) the price per share of the VCNB Common Stock at which a Tender Offer or Exchange Offer therefor has been made by any person (other than CNC or its Subsidiaries), (y) the price per share of the VCNB Common Stock to be paid by any person
         (other than CNC or its Subsidiaries) pursuant to an agreement with VCNB, and (z) the highest closing sales price per share of VCNB Common Stock quoted on the Nasdaq National

         Market (or if VCNB Common Stock is not quoted on the Nasdaq National Market, the highest bid price per share on any day as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by CNC) within the six-month period immediately preceding the agreement; PROVIDED, that in the event of a sale of less than all of VCNB's assets, the Assigned Value shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of VCNB as determined by a nationally recognized investment banking firm selected by CNC and reasonably acceptable to VCNB, divided by the number of shares of the VCNB Common Stock outstanding at the time of such sale. In the event that an Exchange Offer is made for the VCNB Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the VCNB Common Stock shall be determined by a nationally recognized investment banking firm mutually selected by CNC and VCNB (or if applicable, Acquiring Corporation), provided that if a mutual selection cannot be made as to such investment banking firm, it shall be selected by CNC.

                           (iv) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale, PROVIDED that if VCNB is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by VCNB, the person merging into VCNB or by any company which controls or is controlled by such merging person, as CNC may elect.

                  (f) In no event pursuant to any of the foregoing paragraphs shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the shares of the Substitute
Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the aggregate of the shares of Substitute Common Stock but for this clause (f), the Substitute Option Issuer shall make a cash payment to CNC equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (f) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (f). This difference in value shall be determined by a nationally recognized investment banking firm selected by CNC.

                  (g) VCNB shall not enter into any transaction described in subsection (b) of this Section 9 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of VCNB hereunder and take all other actions that may be necessary so that the provisions of this Section 9 are given full force and effect (including, without limitation, any action that may be necessary so that the shares of Substitute Common Stock are in no way distinguishable from or have lesser economic value than other shares of common stock issued by the Substitute Option Issuer).

         10.      REPURCHASE AT THE OPTION OF CNC.

                  (a) At the written request of CNC at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 10(d)), VCNB shall repurchase from CNC the Option and, to the extent permitted by the California General Corporation Law, all shares of VCNB Common Stock purchased by CNC pursuant hereto with respect to which CNC then has Beneficial Ownership. The date on which CNC exercises its rights under this
Section 10 is referred to as the "Request Date", and the Request Date must be no later than 12 months after the first occurrence of a Repurchase Event. Such repurchase shall be at an aggregate price (the "Repurchase Consideration") equal to the sum of:

                           (i) the aggregate Option Price paid by CNC for any shares of VCNB Common Stock acquired pursuant to the Option with respect to which CNC then has Beneficial
         Ownership;

                           (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of VCNB Common Stock over (y) the Option Price (subject to adjustment pursuant to Section 9), multiplied by the number of shares of VCNB
         Common Stock with respect to which the Option has not been exercised; and

                           (iii) the excess, if any, of the Applicable Price over the Option Price (subject to adjustment pursuant to Section 9) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by CNC for each share of VCNB Common Stock with respect to which the Option has been exercised and with respect to which CNC then has Beneficial Ownership, multiplied by the number of such shares; provided, that the amount calculated pursuant to clause (ii) and (iii) of this Section 10(a) shall not exceed $2,000,000.

                  (b) If CNC exercises its rights under this Section 10, VCNB shall, within ten business days after the Request Date, pay the Repurchase Consideration to CNC in immediately available funds, and contemporaneously with such payment CNC shall surrender to VCNB the Option and the certificates evidencing the shares of VCNB Common Stock purchased thereunder with respect to which CNC then has Beneficial Ownership, and CNC shall warrant that it has sole record and Beneficial Ownership of such shares and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. Notwithstanding the foregoing, to the extent that prior notification to or approval of the Federal Reserve Board, the OCC or other regulatory authority is required in connection with the payment of all or any portion of the Repurchase Consideration, CNC shall have the ongoing option to revoke its request for repurchase pursuant to this Section 10, in whole or in part, or to require that VCNB deliver from time to time that portion of the Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or applicable and the obtaining of any such approval). If the Federal Reserve Board, the OCC or any other regulatory authority disapproves of any part of VCNB's proposed repurchase pursuant to this Section 10, VCNB shall promptly give notice of such fact to CNC. If the Federal Reserve Board, the OCC or other regulatory agency prohibits the repurchase in part but not in whole, then
CNC shall have the right (i) to revoke the repurchase request or
(ii) to the extent permitted by the Federal Reserve Board, the OCC or other regulatory agency, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and CNC shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of the number of shares covered by the Option in respect of which payment has been made pursuant to Section 10(a)(ii) and the number of shares covered by the portion of the Option (if any) that has previously been repurchased. CNC shall notify VCNB of its determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase.

                  Notwithstanding anything herein to the contrary, all of CNC's rights with respect to any unexercised Options under this
Section 10 shall terminate on the Expiration Date.

                  (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of VCNB Common Stock paid for any such share by the person or groups described in Section 10(d)(i), (ii) the price per share of VCNB
Common Stock received by holders of VCNB Common Stock in connection with any merger or other business combination transaction described in Section 9(b)(i), 9(b)(ii) or 9(b)(iii), or (iii) the highest closing sales price per share of VCNB Common
Stock quoted on the Nasdaq National Market (or if VCNB Common
Stock is not quoted on the Nasdaq National Market, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by CNC) during the 60 business days preceding the Request Date; PROVIDED, HOWEVER, that in the event of a sale of less than all of VCNB's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of VCNB as determined by an independent national recognized investment banking firm selected by CNC and reasonably acceptable to VCNB
(which determination shall be conclusive for all purposes of this Agreement), divided by the number of shares of the VCNB Common
Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by CNC and reasonably acceptable to VCNB, which determination shall be conclusive for all purposes of this Agreement.

                  (d)      As used herein, "Repurchase Event" shall occur if
(i) any person (other than CNC or any subsidiary of CNC) shall have acquired Beneficial Ownership, or the right to acquire
Beneficial Ownership, or any "group" (as such term is defined under the Exchange Act) shall have been formed which Beneficially
Owns or has the right to acquire Beneficial Ownership, of 50% or more of the then-outstanding shares of VCNB Common Stock, (ii) any of the transactions described in Section 9(b)(i), 9(b)(ii) or 9(b)(iii) shall be consummated, or (iii) following an Exercise
Event, CNC receives official notice that an approval of the Federal Reserve Board or any other regulatory authority required for the exercise of the Option and purchase of the Option Shares will not be issued or granted.

         11.      DEFINITIONAL MATTERS.

                  (a) Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

                  (b) The following definitions shall have the meanings set forth herein.

         "Acquisition Transaction" shall mean:

                  (i) a merger, consolidation or similar transaction involving VCNB or any of its Subsidiaries (other than internal transactions solely involving VCNB and any of its wholly-owned Subsidiaries);

                  (ii) except as expressly permitted by the Merger Agreement, the disposition, by sale, lease, exchange or otherwise, of assets of VCNB or any of its Subsidiaries representing 50% or more of the consolidated assets of VCNB and its Subsidiaries;

                  (iii) the issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 20% or more of the voting power of VCNB or any of its Subsidiaries; or

                  (iv) the acquisition by any person or group of persons (other than CNC) of Beneficial Ownership of, or the right to acquire beneficial ownership of, 20% or more of the then-outstanding shares of VCNB Common Stock.

         "Preliminary Acquisition Transaction" shall mean:

                  (i) the commencement (as such term is defined in Rule 14d-2 promulgated under the Exchange Act) by any person
         (other than CNC or any Subsidiary of CNC) of, or the filing by any person (other than CNC or any Subsidiary of CNC) of a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase shares of VCNB Common Stock such that, upon consummation of such offer, such person would own or control 20% or more of the then-outstanding shares of VCNB Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively); or

                  (ii) the shareholders of VCNB shall have voted and failed to approve the Merger and the Merger Agreement at any meeting of such shareholders which has been held for that purpose or any adjournment or postponement thereof, the failure of such a shareholder meeting to occur prior to termination of the Merger Agreement, or the withdrawal or modification of the recommendation of VCNB's Board of Directors of the Merger and/or the Merger Agreement that the shareholders of VCNB approve the Merger and Merger Agreement, in each case, after there shall have been a public announcement that any person (other than CNC or any Subsidiary of CNC) shall have (A) made, or disclosed an intention to make, a proposal to engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer, or (C) filed an application (or given a notice), whether in draft or final form, under the Bank Holding Company Act of 1956, as amended, the Bank Merger Act, the Change in Bank Control Act of 1978, or any other federal or state banking law or regulation, for approval to engage in an Acquisition Transaction.

         "Beneficial Ownership" or "Beneficially Owns" shall be defined by, or have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

         "Exercise Event" means the (i) occurrence of an Acquisition Transaction; (ii) the public authorization, recommendation or endorsement by VCNB of an Acquisition Transaction; (iii) a public announcement by VCNB to of an intention to authorize, recommend or announce an Acquisition Transaction described in paragraphs
(i) (ii) or (iii) of the definition of Acquisition Transaction;
(iv) the entering into by VCNB of any agreement with any person or group of persons to effect an Acquisition Transaction; or (v) the termination by VCNB of the Merger Agreement pursuant to
Section 8.1(i) thereof.

         "person" shall have the meaning specified in Sections
3(a)(9) and 13(d)(3) of the Exchange Act.

         "Spread Value" shall mean the difference between (i) the product of (1) the sum of the total number of Option Shares CNC
(x) intends to purchase at a Closing pursuant to the exercise of the Option and (y) previously purchased pursuant to the prior exercise of the Option, and (2) the closing price of VCNB Common Stock as quoted on the Nasdaq National Market on the last trading day immediately preceding the Closing Date, and (ii) the product of (1) the total number of Option Shares CNC (x) intends to purchase at the Closing Date pursuant to the exercise of the Option and (y) previously purchased pursuant to the prior exercise of the Option and (2) the applicable Option Price of such Option Shares.

         12. CONSENTS. Each of the parties hereto will use its best efforts to consummate and make effective the transactions contemplated by this Agreement.

         13. FURTHER ASSURANCES. VCNB and CNC will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

         14. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and the Merger Agreement (a) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, (b) shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto and (c) shall not, without the express written consent of the other party hereto, be assigned by operation of law or otherwise; provided, however, that CNC may assign its rights and obligations to any wholly owned Subsidiary of CNC, but such assignment shall not relieve CNC of its obligations hereunder if such assignee does not perform such obligations.

         15. VALIDITY. The invalidity or unenforceability of any provision of this Agreement or of any provision of the Merger
Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

         16. NOTICES. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address as the parties hereto shall specify by like notice):

                  If to CNC:

                           City National Corporation
                           400 North Roxbury Drive
                           Beverly Hills, California  90210

                           Telecopy No. (310) 888-6704
                           Attention:  Frank P. Pekny
                  with copy to:

                           City National Corporation
                           400 North Roxbury Drive
                           Beverly Hills, California  90210

                           Telecopy No. (310) 888-6232
                           Attention:  Richard H. Sheehan, Jr.

                  If to VCNB:

                           Ventura County National Bancorp
                           500 Esplanade Drive
                           Oxnard, California 93031

                           Telecopy No. (805) 981-2740
                           Attention:  Richard S. Cupp

                  With a copy to:

                           Manatt, Phelps & Phillips, LLP
                           11355 W. Olympic Boulevard
                           Los Angeles, California 90064

                           Telecopy No. (310) 312-4224
                           Attention:  William T. Quicksilver

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         18. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         19. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person or any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         20. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         21. EXPENSES. Except as set forth in Section 5 hereof, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first written above.

                               CITY NATIONAL CORPORATION
                               a Delaware corporation

                               By:  /s/ Russell Goldsmith
                                    ---------------------
                                    Russell Goldsmith
                                    Vice Chairman and Chief
                                    Executive Officer


                               VENTURA COUNTY NATIONAL BANCORP
                               a California corporation

                               By:  /s/ Richard S. Cupp
                                    --------------------
                                    Richard S. Cupp
                                    President and Chief
                                    Executive Officer